John Hancock Bond Trust

John Hancock Investment Grade Bond Fund (the Fund)

Supplement dated April 11, 2019 to the current Prospectus, as may be supplemented

The “PRINCIPAL INVESTMENT STRATEGIES” section in the “Fund summary” section of the Prospectus is revised and restated as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment-grade bonds (securities rated from AAA to BBB). These may include, but are not limited to, corporate bonds and debentures, mortgage-backed and asset-backed securities, U.S. government and agency securities, and U.S. dollar-denominated securities of foreign governments and corporations. The fund’s investment policies are based on credit ratings at the time of purchase. The fund may invest in bonds of any maturity, but normally maintains a dollar-weighted average maturity of between three and ten years. The Fund does not invest in bonds rated below investment-grade at time of purchase.

The manager concentrates on sector allocation, industry allocation, and security selection in making investment decisions. When making sector and industry allocations, the manager uses top-down analysis to try to anticipate shifts in the business cycle. The manager uses bottom-up research to find individual securities that appear comparatively undervalued.

The fund may engage in derivative transactions, including futures contracts and options which may be used to reduce risk, obtain efficient market exposure, and/or enhance investment returns. The fund’s investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States. The fund may trade securities actively.

The “PRINCIPAL INVESTMENT STRATEGIES” section in the “Fund details” section of the Prospectus is revised and restated as follows:

The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment-grade bonds (securities rated from AAA to BBB). These may include, but are not limited to, corporate bonds and debentures, mortgage-backed and asset-backed securities, and U.S. government and agency securities. The fund’s investment policies are based on credit ratings at the time of purchase. Although the fund may invest in bonds of any maturity, under normal market conditions it maintains a dollar-weighted average maturity of between three and ten years. The Fund does not invest in bonds rated below investment-grade at time of purchase.

In managing the fund’s portfolio, the manager concentrates on sector allocation, industry allocation, and security selection, deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the manager works to anticipate shifts in the business cycle by using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the manager uses bottom-up research to find securities that appear comparatively undervalued. The manager looks at bonds of many different issuers, potentially including U.S. dollar-denominated securities of foreign governments and corporations.

The fund may engage in derivative transactions that include futures contracts and options, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund’s investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

The fund has traded securities actively in the past and may continue to do so, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

For liquidity and flexibility, the fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in investment-grade short-term securities. The fund may temporarily invest in investment-grade short-term securities, cash, or cash equivalents for the purpose of meeting redemption requests or making other anticipated cash payments.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.